SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: July 20,2001 (Date of earliest event reported) Morgan Stanley Dean Witter Capital I Inc. Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1998-WF 1) Exact name of registrant as specified in charter) Delaware 333-45467 13-3291626 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 1585 Broadway, New York, New York 10036 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 296-7000 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-WF1 (the "Certificates") issued pursuant to, a Pooling and Servicing Agreement,dated as of March 1, 1998 (the "Pooling and Servicing Agreement"),by and among Morgan Stanley Dean Witter Capital I Inc.,(formerly known as Morgan Stanley Capital I Inc,) as sponsor, (the "Registrant"),Wells Fargo Bank,National Association, as master servicer, CRIIMI MAE Services Limited Partnership as special servicer,LaSalle Bank National Association, as trustee and REMIC administrator,and ABN AMRO Bank, N.V., as fiscal agent. The Class A-1,Class A-2, Class X-1, Class B, Class C, Class D, and Class E Certificates have been registered pursuant to the Securities Act of 1933,as amended, under a Registration Statement on Form S-3(File No.333-45467) and sold pursuant to a Prospectus Supplement, dated February 26, 1998 and Prospectus dated February 19, 1998 (collectively, The "Prospectus Supplement") Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement. The Trustee has been requested by the Registrant to file this Current Report in order to make available information which corrects the description of certain characteristics of Mortgage Loans as incorrectly described in Appendix II -Certain Characteristics of the Mortgage Loans - Prepayment and Servicing Information of the Prospectus Supplement and relating to lockout periods and prepayment premiums. This Current Report is filed by the Trustee, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Trustee by the Registrant without independent review or investigation by the Trustee. Pursuant to the Pooling and Servicing Agreement, the Trustee is not responsible for the accuracy or completeness of such information. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND (c) EXHIBITS Exhibit No. Description Paper(P) of Electronic(E) 99.1 Registrant's Letter and Chart E Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF MORGAN STANLEY DEAN WITTER CAPITAL I INC., REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: July 30, 2001 MSCI 1998-WF1 Prospectus Errors Lock-out term discrepancies: Prospectus Tab Number Property Name 102 Haltom Plaza 180 South Loop 234 Auburn Hills Industrial Original Balance Current Balance 6/1/01 4438031 4322940 2543141 2477190 1691572 1636898 Correct Initial Lock-on Prosupp Initial Lock-out 78 90 78 90 48 60 Prospectus Tab Number Property Name 48 Morning Ridge Apartments 51 Naperville Plaza 111 16325-16407 South Main St. 179 The Palm Apartments 202 Public Storage - Pittsburg,CA 238 Public Storage - Decatur,GA 242 27 Seaview Blvd. 243 Public Storage - La Puente,CA 269 Public Storage - Garland,TX Original Balance Current Balance 6/1/01 7337651 7066301 4185547 3970871 2566277 2447201 2142658 2042393 1644183 1564619 1594956 1553254 1594359 1517206 1246900 1188935 Correct Prepayment Penalty Prosupp Prepayment Penalty YM Greater of YM or 1% YM Greater of YM or 1% YM then Declining Fee Greater of YM or 1% YM Greater of YM or 1% YM Greater of YM or 1% YM Greater of YM or 1% YM Greater of YM or 1% YM Greater of YM or 1% YM Greater of YM or 1% *Declining fee is equal to 4% in yr 7, 3% in y 2% in yr 9, and 1% in first 6 mos in yr 10.